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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 2005

                                ----------------

                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                                ----------------

       Cayman Islands                    001-16855                98-0362785
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


               P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
                Hamilton HM12
                   Bermuda                                      N/A
   (Address of Principal Executive Offices)                  (Zip Code)


                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

On August 10, 2005, Scottish Re Group Limited (the "Company") sent notice to the New York Stock Exchange ("NYSE") that it had inadvertently omitted to state in the proxy statement for the 2005 Annual General Meeting of Shareholders (the "2005 Proxy Statement") that its Corporate Governance Guidelines and Code of Business and Ethics were available on its website under "Profile - Corporate Governance" (www.scottishre.com). Sections 303A.09 and 303A.10, respectively, of the NYSE Listed Company Manual (the "Manual") require that these statements be included in the annual proxy statement.

In addition, Section 303A.03 of the Manual requires the Company to identify in its annual proxy statement the identity of the director who presides over executive sessions of the non-management directors. While the Company disclosed on page 11 of its 2005 Proxy Statement that the Lead Director is Bill Caulfeild-Browne, the NYSE has indicated that the Company should have specifically stated that he serves as the presiding director over executive sessions of the non-management directors. In addition, the Manual requires the Company to state in its proxy statement the manner in which such presiding director and non-management directors as a group may be contacted. While the Company disclosed on page 12 of the 2005 Proxy Statement that shareholders could communicate with the board or any member of the board by sending a letter to the Secretary of the Company at Scottish Re Group Limited, P.O. Box HM 2939, Crown House, Third Floor, 4 Par-la-Ville Road, Hamilton HM 08, Bermuda, the NYSE has indicated that the Company should have specifically stated that any interested person could communicate with the Lead Director and each of the non-management directors in this manner.

While the Company does not believe that any of the items listed above are material, it has amended its 303A Written Affirmation to the NYSE to indicate that it is not in compliance with the listing standards of the Manual. The Company has corrected such noncompliance by filing this Current Report on Form 8-K with the Securities and Exchange Commission.


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   SCOTTISH RE GROUP LIMITED


                                   By: /s/ Paul Goldean
                                      ------------------------------------------
                                      Paul Goldean
                                      Executive Vice President and General
                                        Counsel



Dated:  August 10, 2005


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